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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 2, 2005

                         EASYLINK SERVICES CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      000-26371               13-3787073
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                             33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                      N/A
                                      ---
          Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 (Change in Registrant's Certifying Accountant)

(b) On August 2, 2005, Easylink Services Corporation ("EasyLink" or the "Company") engaged Grant Thornton LLP ("Grant Thornton") as EasyLink's independent registered public accounting firm for the year ending December 31, 2005. The decision to engage Grant Thornton was made by EasyLink's Audit Committee.

During the past two years and the subsequent interim period, EasyLink has not (and no one on its behalf has) consulted with Grant Thornton on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

During the past two years Grant Thornton International member firms performed bookkeeping and payroll services for EasyLink's entities in France, Germany and Korea. These member firms are considered affiliates of Grant Thornton. Grant Thornton provided no audit, audit-related or non-audit services to EasyLink or any of its subsidiaries or other affiliates. The fees paid to these member firms for these services were de minimus. The Company terminated the services of the Grant Thornton International member firms effective July 26, 2005. Prior to the appointment of Grant Thornton as its independent registered public accounting firm, EasyLink consulted with the staff of the SEC's Office of the Chief Accountant concerning these services. EasyLink's Audit Committee and its management have concluded that Grant Thornton's independence is not impaired by the involvement of its affiliates with these services.

ITEM 9.01 (c) Exhibits.

None.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2005

                                        EASYLINK SERVICES CORPORATION


                                        By: s/ Thomas Murawski
                                            ------------------------------------
                                            Thomas Murawski, Chairman, President
                                            and Chief Executive Officer


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